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                                                                   EXHIBIT 10.25


                               SECOND AMENDMENT TO
                              INVESTOR'S AGREEMENT

         THIS SECOND AMENDMENT TO INVESTOR'S AGREEMENT dated as of _____ __, 2000, by and among Paul Bender, an individual resident of the State of Georgia ("Bender"), SynQuest, Inc., a corporation formed under the laws of the State of Georgia ("SynQuest"), and Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg"), which amends that certain Investors' Agreement entered into as of June 16, 1997, as amended by that certain First Amendment to Investor's Agreement, entered into as of April 28, 2000 (collectively, the "Original Agreement"), by and among Bender, SynQuest and Warburg.

                              W I T N E S S E T H:

         WHEREAS, Bender, SynQuest and Warburg desire to amend the Original Agreement as more fully set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bender, SynQuest and Warburg do hereby agree to amend the Original Agreement as follows:


There shall be added to the end of Article IV of the Original Agreement a new subsection (h) which shall read as follows:

                  "(h) The right of first refusal granted under this Article IV shall automatically expire and will be null and void and have no other force and effect upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of Common Stock for the account of SynQuest to the public generally."

         Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

         Except as amended herein, the provisions of the Original Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, each of Bender, SynQuest and Warburg has caused its duly authorized representative to execute this Amendment Number One on its behalf as of the date first above written.

                                             SYNQUEST, INC.

                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------



                                             PAUL BENDER

                                             By:
                                                --------------------------------
                                                Paul Bender



                                             WARBURG, PINCUS INVESTORS, L.P.

                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


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